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                                                                   EXHIBIT 10.12

                               FOURTH AMENDMENT TO
                           SEAGULL ENERGY CORPORATION
                            MANAGEMENT STABILITY PLAN



         WHEREAS, SEAGULL ENERGY CORPORATION (the "COMPANY") has heretofore adopted and currently maintains the SEAGULL ENERGY CORPORATION MANAGEMENT STABILITY PLAN (the "PLAN"); and

         WHEREAS, the Company desires to amend the Plan in certain respects;

         NOW, THEREFORE, the Plan is hereby amended as follows, effective as of January 1, 1999:

         1. The following sentence shall be added to Section 2.3 of the Plan:

         "Notwithstanding the foregoing, in the event that salary continuation or severance payments are payable by the Employer to a Covered Employee for any reason other than under this Plan ("Other Severance Payments"), including, but not limited to, under any other Employer plan, policy or agreement, other than a "plan" within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or as a result of the application of the Worker Adjustment and Retraining Notification Act, 29 U.S.C. Section 2101 et. seq. (the "WARN Act"), or an election by the Employer to make payments in lieu of notice as if the WARN Act applied, whether or not it does so apply, to an Involuntary Termination of a Covered Employee, no severance payments shall be payable as provided in Sections 2.1(a) or (b) to such Covered Employee except to the extent such severance payments exceed the aggregate amount of Other Severance Payments payable to such Covered Employee."

         2. Other than with respect to the transactions contemplated by the Agreement and Plan of Merger between Seagull Energy Corporation and Ocean Energy, Inc. (dated as of November 24, 1998), which, if consummated, shall constitute a "Change of Control" for all purposes under the Plan following which severance benefits shall be payable as provided herein, the Plan shall be, and is hereby, terminated.

         3. As amended hereby, the Plan is specifically ratified and reaffirmed.




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         EXECUTED this 26th day of January, 1999.

                                          SEAGULL ENERGY CORPORATION



                                          BY:   /s/ WILLIAM L. TRANSIER
                                             -----------------------------------
                                             NAME:  William L. Transier
                                                  ------------------------------
                                             TITLE: Executive Vice President and
                                                    Chief Financial Officer
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